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                                   DELMARVA POWER & LIGHT COMPANY
                                           1993 FORM 10-K
                                            EXHIBIT 10-G
                              CURRENT LISTING OF SEVERANCE AGREEMENTS
                                      AS OF FEBRUARY 23, 1994
                              ----------------------------------------

                                                                                             DATE OF
            NAME                              CURRENT TITLE                                 AGREEMENT
    --------------------------    -------------------------------------------------------  ------------
1.  Arturo F. Agra                Manager, Financial Analysis                                03/25/91
2.  Heinz J. Beck                 Manager, Transmission & Distribution                       05/07/93
3.  W. Douglas Boyce              Vice President, Central Division                           05/07/93
4.  Roberta S. Brown              General Manager, Electric System Engineering               05/07/93
5.  Donald E. Cain                Vice President                                             05/22/89
6.  Raymond V. Civatte            Manager, Operations                                        03/25/91
7.  Peter F. Clark                Counsel, Assistant General                                 05/11/89
8.  Donald P. Connelly            Secretary, Corporate                                       02/11/87
9.  Howard E. Cosgrove            Chairman, President & Chief Executive Officer              05/07/93
10. Richard H. Evans              Vice President, Corporate Communications                   02/11/87
11. Carmine F. Gargiulo           Manager, Systems Development                               02/11/87
12. Charles R. Gates              Plant Manager (Indian River)                               02/11/87
13. Paul S. Gerritsen             Vice President                                             05/07/93
14. Barbara S. Graham             Vice President & Chief Financial Officer                   05/07/93
15. R. Erik Hansen                General Manager, Regulatory Practice                       05/07/93
16. Hudson P. Hoen, III           General Manager, Production Services                       01/27/92
17. Kenneth K. Jones              Vice President, Planning                                   02/11/87
18. Albert F. Kirby               General Manager, Mechanical Engineering & Standards        03/04/90
19. Ralph E. Klesius              Sr. Vice President                                         05/07/93
20. H. Ray Landon                 Executive Vice President                                   05/11/89
21. James P. Lavin                Comptroller/Corporate Accounting                           05/22/89
22. Wayne A. Lyons                Vice President                                             02/11/87
23. D. Bruce McClenathan          Plant Manager (Delaware City)                              02/11/87
24. Dennis R. McDowell            Comptroller/Operating Accounting                           05/22/89
25. Robert F. Molzahn             General Manager, Environmental Affairs                     05/22/89
26. Louise M. Morman              General Manager, Strategic Energy Markets                  05/07/93
27. James L. Parks                Manager, Fuel Supply                                       05/07/93
28. John E. Perkner               General Manager, Marketing                                 05/07/93
29. Frank J. Perry, Jr.           Vice President                                             03/14/90
30. John L. Peterson              Plant Manager (Hay Road)                                   05/07/93
31. Philip S. Reese               Treasurer                                                  05/07/93
32. Mark H. Schneider             Manager, Solid Waste Group                                 05/07/93
33. Thomas S. Shaw                Sr. Vice President/President, DCI                          05/07/93
34. James R. Silvius              Manager, Electrical Engineering                            05/11/89
35. William H. Spence             Manager, Gas Operations & Planning                         05/07/93
36. Dale G. Stoodley              Vice President & General Counsel                           04/18/89
37. Duane C. Taylor               Vice President, Information Systems                        02/11/87
38. Jack Urban                    Vice President, Gas Division                               01/27/91
39. George G. Vapaa               Manager, Corporate Planning                                03/25/91
40. Kent A. Williams              Manager, Fleet Services                                    02/11/87
41. James R. Wittine              General Manager, System Planning                           05/07/93
42. Jeremiah F. Wright, Jr.       General Manager, Purchasing                                03/14/90
43. D. Wayne Yerkes               Vice President, Northern Division                          03/14/90
44. John T. Zimmerman             Manager, Employee Relations                                03/25/91

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2/28/94-clw